Acquisition of Ocean Freight	12 Months Ended
Dec. 31, 2013
Business Acquisition Entity Acquired And Reason For Acquisition1 [Abstract]
Acquisition of Ocean Freight

8. Acquisition of OceanFreight:

On July 26, 2011, DryShips and OceanFreight, entered into a definitive merger agreement for a subsidiary of DryShips to acquire the outstanding shares of OceanFreight for a consideration per share of $19.85, consisting of $11.25 in cash and 0.52326 of a share of common stock of Ocean Rig.

Simultaneously with the execution of the merger agreement described above, a subsidiary of the Company, entities controlled by Mr. Kandylidis and OceanFreight entered into a separate purchase agreement, pursuant to which the subsidiary of DryShips acquired 3,000,856, or approximately 50.5%, of the outstanding shares of OceanFreight common stock from entities controlled by Mr. Kandylidis, for the same consideration per share that the OceanFreight shareholders would receive in the merger. This transaction closed on August 24, 2011.

The acquisition of the majority voting common shares of OceanFreight was accounted for under the purchase method of accounting. The Company began consolidating OceanFreight from August 24, 2011 (the acquisition date of OceanFreight), as of which date the results of operations of OceanFreight are included in the accompanying consolidated statement of operations for the year ended December 31, 2011.

The purchase price allocation was prepared by the Company, assisted by a third party expert, based on management estimates and assumptions, making use of available market data and taking into consideration third party valuations of fleet and newbuildings acquired, performed on a charter free basis. The Company recorded the allocation of the purchase price to the assets and liabilities assumed based on the fair values as of August 24, 2011.

On November 3, 2011, the merger was completed, upon the approval by shareholders of OceanFreight at a special meeting of shareholders held on November 3, 2011. Following the completion of the merger, OceanFreight is a wholly-owned subsidiary of DryShips. Under the terms of the merger agreement, OceanFreight shareholders received $11.25 in cash and 0.52326 of a share of Ocean Rig's common stock per share of OceanFreight's common stock previously owned. The Company transferred $66,895 in cash and $48,687 in the form of shares of Ocean Rig's common stock as the total consideration for the acquisition of OceanFreight.

The Company applied the guidance in ASC 810-10-45-23, and recorded the difference between the value of the consideration paid and the amount by which the non-controlling interests were adjusted (determined at $11,552 being the difference between the fair value of the shares transferred and the carrying amount of Ocean Rig's net assets acquired by the non-controlling interests at the dates of the acquisition of a majority stake and completion of the acquisition through the merger) as a debit to "Additional Paid-in Capital". In addition, the Company applied the guidance in ASC 810-10-45-24 and adjusted the carrying amount of Ocean Rig's accumulated other comprehensive loss by $926, through a corresponding charge to APIC in order to reflect the change in the ownership interest in the subsidiary.